Exhibit 99.1

SAFE HARBOR
• This presentation may contain forward-looking statements that are covered under the provisions of Section 27A of the
 Securities Act of 1933 regarding Safe Harbor statements.
 Forward-looking statements may involve revenue, income
 and other business activities of Rick's Cabaret. Actual results could differ materially from those projected in the forward-
 looking statements as a result of many factors, including but not limited to the risks associated with operating an adult business, our ability to complete the acquisitions of new
 business units, business climates in cities where we operate, the success or lack thereof in building the company's
 businesses, and numerous other factors. Under provisions of the Safe Harbor section, the company is under no obligation to correct, update or amend oral statements. Definitive
 information about the company is presented on the
 company's Website, www.ricks.com, and in filings made to the
 SEC, which are also available on the Website.

RICK’S CABARET OVERVIEW
• Rick’s Cabaret is the Premier Operator of Upscale
 Gentlemen’s Clubs - 18 Clubs Nationwide
• Key Brand: Rick’s Cabaret - Upscale (7)
• Owns other brands serving specific audiences:
  - Club Onyx - Upscale African-American (4)
  - XTC Cabaret - Blue-collar/College (5)
  - Tootsie’s Cabaret Miami - Premium Tourist &
  local market (1)
  - Divas Latinas Houston - Hispanic-oriented (1)
 - Licensed club in New Orleans
• High Margins & Strong Cash Flow
• EBITDA Compound Growth Last 5 Years Exceeds 70%
• New York and Miami Clubs leading in “recession
 resistant” business model.

‘RICK’ SNAPSHOT
Market    NASDAQ Global
Shares Outstanding   9.3M
Share Price Increase Since Jan 1:  69%
P/E TTM     4.01
Institutional Ownership   17.2%
Insider Ownership   16.7%

$mm

	Fiscal Year Ending September 30					CAGR
	2004	2005	2006	2007	2008	'04 -'08

RICK’S Financial Summary
Financial Summary
Revenues
$13.9
$14.8
$24.5
$32.0
$59.9
44.2%
y-o-y growth
7.0%
65.2%
30.7%
87.2%
EBITDA
1.9
0.9
4.1
5.7
16.3
71.6%
 Margin %
13.5%
6.0%
16.8%
17.8%
27.1%
Net Income
0.8
(0.2)
1.8
3.1
7.7
77.3%
 Margin %
5.6%
(1.5%)
7.2%
9.5%
12.8%
Number of Clubs
7
9
13
14
19

STRONG OPERATIONAL BASE
• Financial Controls > System-wide
 proprietary cash management modelled on
 casino industry
• Credit Cards > Make Up significant portion
 of our sales
• Entertainers > Are Independent Contractors
 who pay us a facilities use fee
• Quality Control > Enhances brand value
• Casino “Concierge” Model + Customer
 Service > Caters to VIPs, builds loyalty,
 assures repeat business

HOW WE MAKE MONEY

INTERNET - 1.1%
ALCOHOL - 37.5%
FOOD & MERCH - 8.4%
OTHER - 5%
SERVICE - 48%

• Much of Rick’s Growth in Past 5 Years
 has been through Acquisitions
• Entry Into Major New Markets (NYC,
 Miami, Las Vegas, Philadelphia, Dallas)
• NYC & Miami Clubs Are Our Home Runs
• Improving Las Vegas Is Current Focus of
 Our Attention
• Consolidation of $2B Gentlemen’s Club
 Industry Will Resume - We’ll Be There
THE RICK’S ROLL UP STORY

• Acquired Midtown Manhattan Club in 2005 -
 We are Now #1 Club in the City
• Brought Wall Street Attention to RICK Stock
• Investment Pros Got to See First Hand How
 Our Business Model Works
• ‘Due Diligence’ Parties Becoming Legendary
 - Proximity to M.S.G. a Huge Plus
• Club is Exceptionally Profitable: $12mm+
 Revenue Run-rate, Strong Growth
OUR FIRST BIG BUY:

• Acquired Nov. ‘07; 74,000 sq ft on
 two levels, parking for 1,500 cars;
• One of a kind - open to 6 am daily -
 all nude with liquor;
• Transaction value: $25.5mm (2.2x
 EBITDA)
• Immediately accretive - Highly
 Profitable from Day One;
• Revenue Growth 25%+ over
 Previous Owner Is Result of
 Catering to High-End Customer

Positive Developments
• Acquired 25,000 sq. foot club, just off The
 Strip in September ‘08
• Vegas Economy plunged immediately after
 our acquisition
• Positive Impact of New Marketing Initiatives,
 High Margin VIP Focus, Catering to Locals
 and Cost controls are Having Impact
• Will be Strong Contributor to RICK as Vegas
 Market Turns Postive

Dallas,Philly Conversions
WE HAVE ADDRESSED CHALLENGES OF
 NEW ACQUISITIONS IN PHILLY & DALLAS
• Rick’s Philadelphia Converted to Club
 Onyx - Near All Pro Sports Stadiums (Phillies,
 76ers, Eagles, Flyers)
• Rick’s Dallas Converted to XTC Cabaret -
 Exceptional Club Near Sports Stadiums
 and hip Uptown Area
• Club Onyx Dallas - Has Become Top
 Upscale Club for African-American
 Clientele

OUR LONGTERM GROWTH
STRATEGY
• Focus on core competency - become top club in
 each market
• Increase operating efficiency & raise gross
 margins
• Leverage our strong marketing skills
• Emphasize transparency, rigorous cash control
• Build brand awareness/brand equity
• Maintain lean operating system
• Make strong, selective acquisitions
• Focus on metro areas: heavy business traffic /
 convention centers / tourism / pro sports
• Purchase at 3x - 5x EBITDA
• Accretive with little ramp-up required
• Be flexible about funding: cash + debt plus our
 stock only when it regains value
Organic Growth
Acquisition Growth

• IT executive, Director of Internet Division
• Degree in Aeronautical Science from Texas State Technical College
OUR MANAGEMENT TEAM
• President, owner, and CPA of Pringle Jenkins & Associates, P.C.
• BBA Degree (1979) from Texas A&M University
Director
Steven L. Jenkins
Background
Title
Name
• Noted First Amendment Attorney
• Former President First Amendment Lawyers Assn.
Director
Luke Lirot
• 20+ Years Hospitality Industry Management Experience
• Business Admin Degree - Houston CC
Director of Operations
Ed Anakar
• 20+ years industry experience as owner/operator
• Board of Directors of Adult Club Executives (ACE)
President, CEO & Director
Eric Langan
• Founded Rick's in 1983; CEO until 1999
• Bachelor of Laws (Honours) (1973) - London School of Economics
• Master of Laws (1975) Osgoode Hall Law School, York University
Founder / Director
Robert L. Watters
• CFO of CDT Systems, Inc. (CDTN), Audit Partner, KPMG
•  Texas State University (1972)
CFO
Phillip K. Marshall
• Former Executive Vice President Thomson Financial/Banking
• Dartmouth College / University of Southampton (UK)
Investor & Media Relations
Alan Priaulx
• Over 20 years of legal experience
• B.S. and J.D. from the University of Houston
General Counsel
Brenda Stanfield
VP/Director
Travis Reese

SUMMARY
• Attractive Industry > Big Clubs Thriving in Recession
• Unique Business Model > Great Margins + Strong
 Financial Controls
• Non-Capital Intensive  > Strong Cash Flow
• Significant Barriers to Entry Limit Competition
 * Strict Zoning Ordinances &
 * Tough Sexually Oriented Business (SOB) License
  Requirements Work to Our Favor
• Management > Depth + Experience
• Attractive Rollup Model > Strong Long-term
 Prospects with Big Pipeline of Targets
• Positioned for Growth As Economy Returns

CLUB ONYX

Rick's CABARET

XTC cabaret

Tootsie's Cabaret

THANK YOU!
PLEASE BE SURE TO ATTEND THE DUE
DILIGENCE EVENT AT TOOTSIE’S
CABARET TONIGHT, JUNE 9, 2009.